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                                                                   Exhibit 10.12

                          INVESTMENT ADVICE AGREEMENT

          This INVESTMENT ADVICE AGREEMENT (this "Agreement"), is dated as of June 20, 2001, between Senetek PLC, a company organized under the laws of England (the "Company") and Scorpion Holdings, Inc., a Delaware limited liability company ("Scorpion").

          WHEREAS, the Company has executed the First Amendment to the Securities Purchase Agreement (the "First Amendment"), dated as of June 20, 2001, by and among the Company and the Purchasers (as defined on Schedule 1 thereto);

          WHEREAS, the Company has executed the Revolving Credit Agreement (the "Credit Agreement"), dated as of June 20, 2001, by and between the Company and Wallington Investments, Inc. (the "Lender");

          WHEREAS, Scorpion has provided the Company with investment advice in conjunction with both the First Amendment and the Credit Agreement;

          WHEREAS, in consideration for Scorpion's investment advice, the Company wishes to pay Scorpion a Transaction Fee (as defined below) in connection with the First Amendment and a Drawdown Fee (as defined below) in connection with the Credit Agreement.

          NOW, THEREFORE, in consideration for the investment advice provided to the Company by Scorpion, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Company and Scorpion agree as follows:

          1.   Definitions.
               -----------

          All capitalized terms used but not defined herein have the meaning assigned to them in the First Amendment and the Credit Agreement.

          2.   Transaction Fee from the First Amendment.
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          (a)  The Company will pay Scorpion within 10 days of the date hereof a one-time fee equal to five (5%) percent of the aggregate unpaid principal amount of the Notes (as defined in the First Amendment) on the date hereof (the "Transaction Fee"). Such Transaction Fee shall be paid by issuing that number of Ordinary Shares as determined by a fraction, the numerator of which is the Transaction Fee and the denominator of which is the 10-day average closing price (for the 10 trading days prior to the date hereof) of the Company's American Depository Shares ("ADSs") as quoted on any securities exchange or automated quotation system on which the ADSs may be listed or quoted (the "Transaction Fee Shares"); provided, however, that in no event shall Ordinary Shares be issued for less than their nominal value. The Company hereby agrees to pay all stamp duty reserve taxes, fees to Depositary and all other fees and expenses associated with converting such Transaction Fee Shares into ADSs in registered form.
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          (b)  Pursuant to the calculation in Section 2(a) above the Transaction
Fee to be paid by the Company to Scorpion within 10 days of the date hereof equals Three Hundred Forty-One Thousand Seven Hundred Forty-Seven (341,747) Ordinary Shares.

          3.   Drawdown Fee from the Credit Agreement.
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          The Company shall pay a drawdown fee to Scorpion on the date of each
Borrowing (as defined in the Credit Agreement) equal to five (5%) percent of the principal amount of such Borrowing (the "Drawdown Fee"); provided, however, that in no event shall the aggregate amount of all Drawdown Fees paid hereunder exceed $50,000. Such Drawdown Fee shall be paid, at the Company's discretion to Scorpion (an affiliate of the Lender), either (i) in cash or (ii) by issuing that number of Ordinary Shares as determined by a fraction, the numerator of which is the Drawdown Fee and the denominator of which is the 10-day average closing price (for the 10 trading days prior to the date of such Borrowing) of the Company's ADSs as quoted on any securities exchange or automated quotation system on which the ADSs may be listed or quoted (the "Drawdown Fee Shares"); provided, however, that in no event shall Ordinary Shares be issued for less than their nominal value. In the event that the Company elects to pay the Drawdown Fee by issuing Drawdown Fee Shares, as provided in clause (ii) of the preceding sentence, the Company hereby agrees to pay all stamp duty reserve taxes, fees to the depositary and all other fees and expenses associated with converting the Fee Shares into ADSs in registered form.

          4.   Representations of the Company.
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          The Company hereby confirms as of the date hereof, all of the representations and warranties made by the Company in the First Amendment and the Credit Agreement.

          5.   Representations of Scorpion.
               ---------------------------

          Scorpion represents and warrants to the Company as follows:

               (a)  Authorization.  Scorpion has full power and authority to
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enter into this Agreement. This Agreement has been duly authorized, executed and delivered by Scorpion and constitutes its valid and legally binding obligation, enforceable in accordance with its terms. Neither the execution, delivery of performance by this Agreement by Scorpion nor the consummation by Scorpion of the transactions contemplated hereby will result in a violation of, conflict with, or result in any breach of any of the terms of, or constitute a default under, any provision of federal, state or local law or foreign law to which Scorpion is subject, the organizational documents of Scorpion or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which Scorpion is a party or by which it is bound.

               (b)  Purchase Entirely for Own Account. This Agreement is made
                    ---------------------------------
with Scorpion in reliance upon Scorpion's representation to the Company, which by Scorpion's execution of this Agreement Scorpion hereby confirms, that the ADSs, Transaction Fee Shares and Drawdown Fee Shares issuable as contemplated by this Agreement, (collectively, the "Acquired Securities") will be acquired for investment for Scorpion's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part of the Acquired
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Securities in contravention of applicable law, and that Scorpion has no present intention of selling, granting any participation in, or otherwise distributing the same. Scorpion does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person in or with respect to any of the Acquired Securities.

               (c)  Accredited Investor.  Scorpion is, and upon the acquisition
                    -------------------
of the Acquired Securities will be, an "accredited investor" within the meaning of Rule 501 of Regulation D of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Scorpion has not been organized for the purposes of acquiring the Acquired Securities.

               (d)  Restricted Securities.  Scorpion understands that the
                    ---------------------
Acquired Securities it is acquiring and may acquire as contemplated by this Agreement are "restricted securities" within the meaning of Rule 144 under the Securities Act ("Rule 144") inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under the federal securities laws and applicable regulations such Acquired Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Scorpion represents that it is familiar with Rule 144 and understands the resale limitations imposed thereby and by the Securities Act. Scorpion acknowledges that its investment in the Acquired Securities may be an illiquid investment requiring Scorpion to bear the economic risk of the investment for an indefinite period.

               (e)  Further Limitations on Disposition.  Without in any way
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limiting the representations set forth above, Scorpion further agrees not to make any disposition of all or any portion of the Acquired Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Section 5 (provided and to the extent that such terms are then applicable and provided that Scorpion is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Securities Act and in accordance with any applicable state securities laws), and

               (i) Scorpion shall have notified the Company of the proposed disposition, and

               (ii) If requested by the Company, Scorpion shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws, that such disposition will not require registration of the Acquired Securities under the Securities Act or registration or qualification under any state securities or "blue sky" law.

               (f)  Legends.  It is understood that the certificates evidencing
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the Acquired Securities will bear an appropriate legend restricting transfers substantially in the following form:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT")
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          OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE
          SOLD OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND THE REGISTRATION OR QUALIFICATION OF THE SECURITIES UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND CONTENT REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION OR QUALIFICATION UNDER THE ACT AND STATE SECURITIES LAWS IS NOT REQUIRED."

               (g)  Consents.  To Scorpion's knowledge, no consent, approval or
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authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of Scorpion is required in connection with the valid execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

               (h)  Disclosure of Information. The Lender represents that it has
                    -------------------------
had an opportunity to ask questions and receive answers form the Company regarding the Company and its business and prospects and the terms and conditions of the sale of the Acquired Securities.

          7.   Covenant of the Company.
               -----------------------

          The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Ordinary Shares sufficient to enable it at any time to fulfill all of its obligations hereunder. The issuance of such shares has been duly and validly authorized, and when issued and sold in accordance with this Agreement, such shares will be duly and validly issued, fully paid and nonassessable.

          8.   Governing Law.
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          This Agreement shall be governed by the laws of the State of New York.


                         Signatures on Following Page
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          IN WITNESS WHEREOF, the parties hereto have executed this Investment
Advice Agreement as of the day and year first set forth above.



                                    SENETEK PLC


                                    By: /s/ Frank J. Massino
                                        --------------------
                                    Name:  Frank J. Massino
                                    Title: President



                                    SCORPION HOLDINGS, INC.


                                    By: /s/ N. Brandolini
                                        -----------------
                                    Name:  N. Brandolini
                                    Title: CEO